                                                                    Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of WestMountain Company (the Company") on Form 10-Q/A for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I. James R. Garvin, Chief Executive Officer and Brian Zucker , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

WESTMOUNTAIN COMPANY
Dated: November 15, 2018
	By:	/s/ James R. Garvin
James R. Garvin Chief Executive Officer
	By:	/s/ Brian Zucker
Brian Zucker Chief Financial Officer